EXHIBIT 99.1




                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to section  906 of the  Sarbanes-Oxley  Act of 2002 (18 U.S.C.  section
1350), the undersigned, the plan administrator of The South Financial Group 401(k) Plan (the "Plan"), an employee benefit plan associated with The South Financial Group, Inc., a corporation headquartered in Greenville, South Carolina ("TSFG"), does hereby certify that:

         (1) The Transition Report on Form 11-K for the year ended December 31, 2002 (the "Form 11-K") of the Plan fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Form 11-K fairly presents, in all material respects, the financial condition and results of operations of the Plan.



Dated: January 7, 2004            /s/ David R. Bell
                                  --------------------------
                                  David R. Bell
                                  Director of Compensation - Benefits,
                                  Plan Administrator

The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. section 1350) and is not being filed as part of the Form 11-K or as a separate disclosure document.

A signed original of this written statement required by section 906 has been provided to TSFG and will be retained by TSFG and furnished to the Securities and Exchange Commission or its staff upon request.